POWER OF ATTORNEY
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Wayne A. Robinson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the attached list that have been filed with the Securities and Exchange Commission by Allianz Life Insurance Company of New York pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

           SIGNATURE                                   TITLE                                      DATE

 /S/  VINCENT G. VITIELLO                       Director, Chairman of the Board,                 2/8/06
----------------------------------------        President & Chief Executive Officer             __________
      Vincent G. Vitiello

/S/   GABBY MATZDORFF                           Director and                                     2/8/06
----------------------------------------        Chief Financial Officer                         __________
      Gabby Matzdorff

/S/   JOHN FLEMING                              Director and Senior Vice President               2/7/06
----------------------------------------        of Operations                                   __________
      John Fleming

/S/   STEPHEN BLASKE                            Director and Vice President                      2/7/06
----------------------------------------        - Actuary                                       __________
      Stephen Blaske

/S/   TYRUS R. CAMPBELL                          Director and Treasurer                         4/26/06
----------------------------------------                                                        __________
      Tyrus R. Campbell

/S/   KEVIN WALKER                              Director                                         2/7/06
----------------------------------------                                                        __________
      Kevin Walker

/S/   SUZANNE PEPIN                             Director                                        4/26/06
----------------------------------------                                                        __________
      Suzanne Pepin

/S/   DENNIS MARION                             Director                                        2/13/06
----------------------------------------                                                        __________
      Dennis Marion

/S/   EUGENE T. WILKINSON                       Director                                         2/7/06
----------------------------------------                                                        __________
      Eugene T. Wilkinson

                                                Director
----------------------------------------                                                        __________
      Stephen R. Herbert

/S/   JACK F. ROCKETT                           Director                                        4/21/06
----------------------------------------                                                        __________
      Jack F. Rockett

/S/   DENISE BLIZIL                             Director                                         2/7/06
----------------------------------------                                                        __________
      Denise Blizil


                                                                     Page 1 of 2

/S/   GARY A SMITH                              Director                                        4/26/06
----------------------------------------                                                        __________
      Gary A. Smith

/S/   MARTHA CLARK GOSS                         Director                                        2/10/06
----------------------------------------                                                        __________
      Martha Clark Goss




                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                      REGISTERED VARIABLE ANNUITY PRODUCTS


       ALLIANZ LIFE OF NY VARIABLE ACCOUNT C           33 ACT NO.

            NY VM II                                     33-26646
            NY VM IV / Advantage                        333-19699
            NY Opportunity                              333-75718
            NY Charter II                              333-105274
            NY High Five                               333-124767


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